Exhibit 99.1

iStar 3.0 The Next Big Thing

iStar 1.0 (1993) A new concept to create a high-end, premium financing source in the real estate space Flexible and opportunity driven, with integrated skill sets across real estate, corporate finance and capital markets Bespoke capital targeting top 5 - 10% of market only Private Fund Performance: 24% annual returns over 7 years (YE 1994 – YE 2001)1

iStar 2.0 (1999) Unique Scale – large permanent equity base significantly greater than other competitors Added Duration – acquired/built large net lease platform to extend duration Unsecured, lnv Grade Balance Sheet – maximum flexibility to pursue contrarian investments. custom-tailored marketplace Shareholder Returns during 2.0: 22% annual returns over 6 years (YE 1999 – YE 2005)2 2

iStar 2.5 (2006) Predicted real estate CDO model would end badly and targeted non-CDO eligible collateral with short asset/long liability strategy Sought to acquire short duration assets and fund with long duration liabilities to set up favorable capital positioning when markets corrected Bought large pool of discounted short duration assets via Fremont acquisition using short term bridge loan. Prepared to place long term liabilities and equity post acquisition Financial crash closed capital markets and created reverse outcome - asset durations lengthened and long-term financing became unavailable forcing liquidity driven asset sales Loss during CDO/Crash Era: -8% annual returns over 7 years (BoY 2006 – YE 2012)3 3

iStar 3.0 (2013) Defining a New White Space 4

New and Expanded Capabilities Development/Design capabilities to capture more of the profit opportunity Land infrastructure expertise built to create value in a long duration, often capital-starved sector Deep team of "battle-hardened" professionals who have been in the field "making the tough calls" 5

New Value-Enhancing Partners Sovereign Wealth Fund JV Development JV's 6

New Flexible Capital Structure Primarily Unsecured and Unencumbered Balance Sheet — More than 80% of assets unencumbered Ability to shelter over $750 million of income at REIT level — Flexibility to increase equity capital base w/o frequent equity raise 7

New Investment Pipeline Dynamic Steady flow of proprietary investments from iStar portfolio Selective flow of capital into new investment opportunities Multiple investment areas to evaluate and compare 8

iStar 3.0: Defining a New Space Multiple Investing Capabilities with No Silos, No Square Boxes Unencumbered Asset Base/Unsecured Debt strategy Tax Advantaged Mix of Short and Long Duration portfolios Deep Experience and Expertise (and Scars) Potential to Materially Grow Earnings without Materially Growing Assets 9

iStar 3.0: Defining a New Sector Not a Mortgage REIT, — but able to execute high end tailored financings Not an Equity REIT, — but able to execute high return equity investments and design, develop and construct across multiple property types Not a Net Lease REIT, — but able to create long duration, high return investments using real estate, corporate finance and capital markets expertise Not a Homebuilder — but able to conceptualize, entitle and execute across single family/multifamily/condo residential spectrum 10

iStar 3.0 Adaptive Investment REIT Innovative, Risk-Reward Driven with Core, Value-Add and High Value-Add Capabilities Shareholder Returns since 3.0 investments began: over past 30 months (BoY 2013 – June 3, 2015)4 28% annual returns 11

New look, new name

flexibility tax advantages integrity platform Not "unique", just: expenence contrarian strategies creativity Uncommon. unencumbered assets tenacity earnings potential investment pipeline teamwork 13

Earnings Goals 2015 $0.75 Adj Inc/share 2016 $1.75 Adj Inc/share Specialty Finance 10x-12x S&P 500 16x Net Lease REITs 17.5x Russell 2000 18x NAREIT 14x Homebuilders 17x Multifamily REITs 21x See reconciliation to GAAP net income and earnings multiple metrics in the appendix of this presentation 14

What We've Been Doing Value extracting investments in existing portfolio and thematic investments in financing sector — Value Extraction: Extract retail. not wholesale, value of assets — Financing Theme: Big deals. big equity sponsorship. big cities, big capital flows, better spreads — Watching for holes to develop in market as rates rise, regulations continue to reshape finance marketplace 15

What We've Been Doing Real Estate Finance Real Estate Finance Net Lease Net Lease Operating Properties Operating Properties Land / Development Land / Development 16

Non-Contributing Assets Creates Potentialfor Materially Growing Earnings without Materially Growing Assets Non-Contributing Assets and % of Total Assets $in millions $3,000 $2,500 $2,000 $1,500 $1,000 $500 39% 35% 34% $0 2013 (avg) 2014 (avg) Q1'15 $2,289 $1,942 $1,930 17

Case Studies "High Grade Lending"

High Grade Portfolio Where to lend right now? Pricing relative to pre-crash levels Pricing relative to LTV exposure and equity commitment Pricing relative quality of collateral. quality of location "TRAC" Transactions: 20 Times Square – New York City 1812 North Moore – Washington. DC 181 Fremont – San Francisco 9 West Walton – Chicago 212 5th Avenue – New York City 100 Barclay – New York City 19

High Grade Portfolio Stats 6 $238 million # of Deals Average Investment Size Average Effective Spread excl Pts 728 bps over Libor 0% 49% Average First Dollar Position Average LTV (based on Borrower u/w) Average LTV (based on iStar u/w) 59% $156 million Average size of equity commitment: Pricing relative to quality of collateral all Class A/AA assets Pricing relative to quality of location all major metropolitan cities 20

Case Studies "Inventive Net Lease"

Bowlmor AMF / Brunswick Help build company with dominant market share by providing $200 million via new proprietary S/L investment and upgrading existing sale leaseback portfolio More than 10 years of experience studying industry Attractive new unlevered investment opportunity at 600 over treasuries with bumps and 20 yr term Enhanced existing S/L portfolio by providing flexibility in return for increased lease term and improved lease structure 22

One Detroit Center Innovative ways to extract full value and manufacture core long term net lease positions Created competitive playing field by reducing investment size using ground lease structure Positioned to mutually benefit from buyer's superior ability to lease up building (win-win) Now own long term ground lease with annualrent bumps under 100% leased Class A+ office 23

Case Studies "Value Enhancing JV's"

Marina Palms — Miami, FL Investment Decision: Sell vs Develop Sell As-Is Previous owner threw in the towel Neighboring owner filing lawsuits to disrupt entitlement and force cheap sale to him Miami condo market overwhelmed with supply 25

Marina Palms — Miami, FL Key Performance Metrics: First tower 95% sold at an average price of over $400 psf versus basis of $265 psf Generated $19 million of earnings from equity method investments to date Second tower units selling at over $500 psf Total of 991,000 sf across both towers Expect to begin deliveries as early as end of 2015 Approx 40% ownership 26

1000 S. Clark —Chicago, IL Investment Decision: Sell vs Develop Sell As-Is Small property No clear view on market Brokers said highest and best use was a surface parking lot Limited financing sources 27

1000 S. Clark —Chicago, IL Key Performance Metrics: In first group of new developments in South Loop to deliver (early '16) Some store rents for comp set increasing Chicago sow record absorption of units in 1Q'15 Building to a 7% cop Totol cost of -$120 million iStor provided mezzanine, bonk provided senior 50% ownership minimum above senior debt 28

Case Studies "Land Reimagined"

Naples Reserve — Naples, FL Develop new vision for l,ll6 lots in market dominated by golf-based communities Entitled and Master Planned by iStar Infrastructure developed by iStar One of strongest markets in US with 25% home price gains since Jan '135 Current book: $60 mm Future development cost: $30 mm First phase contracted at $2,000 per front foot, plus profit participation Total 70k of front feet 30

Great Oaks — San Jose, CA Redeveloped as transit oriented MPC One of the strong residential markets in US 75 acres at intersection of Rt. 101 and Rt. 85 Entitled by iStar and local JV partner 720 residential units plus two large commercial parcels 50% ownership after each party recovers their investment

Case Studies "Legacy Litigation"

Assets in Litigation While majority of legacy assets in our control, Certain legacy assets remain tied up in litigation with uncertain outcomes Working to create positive outcomes, but results are uncertain and could lead to NPL / earnings impact 33

Hotel Credit Line Two-part credit Majority of principal guaranteed by high net worth entity and pledge of equity in seven hotels and other collateral (portfolio l) Minority of principal backed by separate hotel portfolio owned by entity other than Guarantor (portfolio 2) iStar litigation relates in part to guarantor's net worth covenant Value of portfolio 2 impacted by non-iStar litigation and disputes 34

Chicago Mandarin Site Former site of Mandarin Oriental Hoteland Residences development 900,000 developable feet Liens filed against original borrower are in litigation. Title company is responsible party Property location appears to have significant value above book once liens resolved 35

Bevard Land iStar and minority partner have sought specific performance of 2007 land purchase contract Court has ruled in our favor Judgment calls for — Purchase at full price — Interest since 2005 at 12% — All legal fees and property taxes reimbursed Expect appeal to be filed 36

State of the Markets

What We See in Real Estate Finance6 $350 bn of CRE loans coming due each year for the next three years Pullback by banks leads to spreads gapping out in certain areas 65% High Grade Asset "TRAC" Loans JPMorgan BB Levered Loan Index 800 700 600 500 400 300 200 100 0 350 728 2006 2015 Spread Over Libor Spread Over Libor 800 700 600 500 400 300 200 100 0 205 325 12/2006 5/2015 38

What We See in Net Lease7 Spreads remain attractive relative to treasuries 2006 2015 8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 7.2% 2.4% 4.8% 7.0% 5.0% 2.0% Average 10-Year Cap Rates Treasury Average 10-Year Cap Rates Treasury 39l

What We See in Operating Properties Falling cap rates / higher prices creating higher margin opportunities for transitional-to-stabilized execution Residential Operating – 2012 through 2015 $in mmions $150 $125 $100 Gain Basis $75 $50 $25 $0 $16 $53 $23 $106 $19 $66 $31 $63 $26 $54 $32 $60 $15 $46 $14 $33 $17 $31 $17 $31 $23 $48 $23 $49 $18 $31 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 40

What We See in Land Supply/Demand Picture Suggests Upside Potential US Housing Starts (1959-2015)8 Case-Shiller 20-City Home Prices (2009-2015)9 3,000 150 2.500 170 2.000 160 1,500 150 1,000 140 500 0 1959 130 2015 1967 1975 1983 1991 1999 2007 2015 2009 2010 2011 2012 2013 2014 41

Conclusion What is the next big thing? It's a platform built for today's market, that can adapt and seek to capture the best opportunities and extract their full potential once they are identified The next big thing is built to find the next a public platform big things. 42

New Websites Launching Next Week www.istar.com www.istarlanddev.com Creating uruque communities

O&A 44

Appendix

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of iStar's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause iStar's actual results to differ materially from those described in the forward-looking statements can be found in iStar's Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the Securities and Exchange Commission and is available on iStar's website, and on the Securities and Exchange Commission's website (www.sec.gov). iStar does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 46

Footnotes Note: All data is as of March 31, 2015 unless otherwise noted. l. Source: SMI LP Report 2001 2. Source: Bloomberg, assumes actual dividends paid during the period reinvested at the average 12-month LIBOR over the same period (3.40%) 3. Source: Bloomberg, assumes actual dividends paid during the period reinvested at the average 12-month LIBOR over the same period (3.43%) 4. Source: Bloomberg 5. Source: Zillow Naples Home Values 6. Source: JPMorgan, iStar estimates Source: JLL, average of industrial and office single tenant cap rates 7. 8. Source: U.S. Bureau of the Census, 6 month moving average 9. Source: Case-Shiller 47

GAAP Net Income to Reconciliation Adjusted Income 2015 (0.35) 2016 0.65 Net Income Per Diluted Common Share 0.55 0.30 0.25 0.55 0.30 0.25 Add: Depreciation & Amortization Add: Provisions & Impairments Add: Other Adjustments 0.75 1.75 Ad justed Income Per Diluted Common Share Earnings goals reflect current expectations of future economic conditions.the dynamics of the finance and commercial real estate markets in which it operates and the judgment of the Company's management with regard to matters including. without limitation, the pace of new origination activity, the availability and cost of capital, the amount of reserves and loan loss provisions. maintenance of compliance with debt covenants, and sales of condo and land assets. Earnings Multiples Multifamily REITs: FFO | Russell 2000 EPS | Homebuilders: EPS | Net Lease FFO | NAREIT: FFO | Specialty Finance: Company specific adjusted metric S&P 500: EPS 48